J.P. Morgan 41st Annual Healthcare Conference January 2023 Exhibit 99.1

1 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning, among other things, the future of the COVID-19 landscape including the expectation of continued evolution and emergence of new variants and subvariants; our ongoing research and clinical development plans; the timing, progress and results of our preclinical studies and clinical trials of our product candidates; the initiation, modification and completion of studies or trials and related preparatory work; the period during which the results of our clinical trials and other studies and research activities will become available, and our research and development programs; our ability to identify novel antibodies designed to address the evolving SARS-CoV-2 threat; our ability to obtain and maintain regulatory approvals for our product candidates; our expectations regarding the size of the patient populations, market acceptance and opportunity for and clinical utility of our product candidates, if approved for commercial use; our expectations regarding the scope of any approved indication for our product candidates; our ability to successfully commercialize our product candidates, including for a new drug category; our ability to leverage our platform to identify and develop future product candidates in additional areas of need; our ability to identify patients with the diseases treated by our product candidates and to enroll these patients in our clinical trials; our manufacturing capabilities and strategy; the anticipation of ongoing discussions with health authorities; the potential for an emergency use authorization in the U.S. or other regulatory approval; our preclinical activity, plans, technology and resources to develop therapeutic or preventative options for other infectious diseases, such as additional coronaviruses and influenza, in the U.S. and globally; our belief in the potential to discover and develop pipeline candidates as potent and durable antibodies or combination of antibodies for COVID-19; and other statements that are not historical fact. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the impacts of the COVID-19 pandemic on our business and those of our collaborators, our clinical trials and our financial position; unexpected safety or efficacy data observed during preclinical studies or clinical trials; the predictability of clinical success of our product candidates or combination of candidates based on neutralizing activity in pre-clinical studies; variability of results in models used to predict activity against SARS-CoV-2 variants of concern; clinical trial site activation or enrollment rates that are lower than expected; changes in expected or existing competition; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process, including the outcome of our discussions with regulatory authorities concerning our clinical trials; whether we are able to successfully monitor, analyze, engineer and optimize new product candidates; whether we are able to create a flow of product candidates that address virus evolution; whether our product candidates or combination of candidates are able to demonstrate activity against predominant SARS-CoV-2 variant(s) in the U.S. and globally; whether we are able to successfully submit an emergency use authorization in the future, and the outcome of any such emergency use authorization submission; whether research and development efforts will improve efficacy of our product candidates against predominant variants or identify additional monoclonal antibodies or combination of antibodies for the prevention and treatment of COVID-19 and other infectious diseases; whether research and development efforts will identify and result in safe and effective therapeutic or preventative options for other infectious diseases in the U.S. or globally and whether we have adequate funding to meet future operating expenses and capital expenditure requirements. Other factors that may cause our actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q, each filed with the Securities and Exchange Commission (the “SEC”), and in our other filings with the SEC, and in our future reports to be filed with the SEC and available at www.sec.gov. Such risks may be amplified by the impacts of the COVID-19 pandemic. Forward-looking statements contained in this presentation are made as of this date, and we undertake no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law. © 2023 Invivyd, Inc., Invivyd and the Invivyd logo are trademarks of Invivyd, Inc.

Overview of Invivyd Antibodies designed to protect humanity from serious viral diseases Initial focus on COVID-19 with antibodies designed towards addressing variants of concern Growing number of antibodies aiming to overcome the challenges of viral evolution, starting in COVID-19  Plans to expand into other respiratory viruses with ongoing preclinical activity in influenza NVD200 for COVID-19; a combination monoclonal antibody product Phase 1 trial start planned for Q1 2023 Rapid antibody isolation, engineering, and predictive modeling of viral evolution Identification and engineering of antibodies across multiple dimensions such as potency, durability, half-life, potential to resist escape, and manufacturability OUR FOCUS DISCOVERY PLATFORM LEAD PROGRAM APPLICATION IN VIRAL DISEASES 2

INVIVYD IN ACTION: APPROACH TO SELECTION OF NEXT GENERATION COVID-19 PRODUCT CANDIDATES

Continuous monitoring of viral evolution coupled with rapid antibody discovery and engineering to address the evolving SARS-CoV-2 threat

Mine human antibody repertoires induced following contemporary SARS-CoV-2 exposures

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Pinpoint dominant spike protein sites targeted by human antibody repertoires and map common mutational escape routes to predict future variants

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Identify potent mAb candidates that target rare epitopes not under strong immune pressure


~10 million B Cells
667 RBD binders
311 neutralizers
171 non-convergent clones
60 high potency
31 broad VOC binders
6 low risk escape
NVD200 + Other Candidates

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NVD200: A COMBINATION APPROACH OF TWO ANTIBODIES TARGETING DISTINCT EPITOPES

INVIVYD

NVD200 = VYD224 + VYD222 (Re-engineered ADG20)

- Designed for:
  - High potency
  - Lack of polyreactivity
  - Long half-life
  - Developability
  - Patient and health system ease of use
  - Potential to resist escape
    - Target non-overlapping epitopes of spike RBD
    - Rare epitopes under less immune pressure
    - Conserved across human ACE2-using sarbecoviruses
- NVD200 shows in vitro neutralizing activity against: Pre-Omicron VOCs, Omicron variants BA.1, BA.2, BA.4, BA4.6 BA.5, BA.2.75, and SARS-CoV-2.
- Phase 1 trial start planned Q1 2023


VYD224
VYD222

RBD, receptor binding domain
VOC, variant of concern

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Robust Pipeline of Antibodies for Treatment and Prevention of Viral Diseases 5 Investigational therapies are not approved for use by regulatory authorities. The safety and efficacy of pipeline candidates have not been established. PROGRAMS PLATFORM INDICATION(S) DEVELOPMENT STATUS STATUS DISCOVERY IND-ENABLING PHASE 1 PHASE 2 PHASE 3 CORONAVIRUSES NVD200 mAb Combination Prevention or Treatment Phase 1 trial start planned for Q1 2023 COVID Candidate #2 mAb Prevention or Treatment Active monitoring of variants COVID Candidate #3 mAb Prevention or Treatment Active monitoring of variants Adintrevimab mAb Prevention Trials concluded, EUA filing dependent on variant susceptibility Adintrevimab mAb Treatment OTHER VIRUSES Influenza mAb Combination Prevention Early discovery

DEMONSTRATED development SUCCESS with Adintrevimab: from ind to topline data in 16 months 6 Late Q4 2020 1H 2021 2H 2021 Adintrevimab IND Enabling & Submission Phase 1 First in Human 1st Subject Dosed Adintrevimab Topline Data Q1 2022 EVADE (prevention) Ph2/3 Enrollment Initiated (US) STAMP (treatment) Ph2/3 Enrollment Initiated (ex-US) Adintrevimab is an investigational product candidate that is not approved for use in any country. The safety and efficacy of adintrevimab have not been established.

FDA-EMA JOINT WORKING SESSION ON NOVEL STRATEGIES FOR COVID-19 ANTIBODY DEVELOPMENT IN THE FACE OF RAPIDLY EVOLVING VARIANTS – DECEMBER 2022[1,2]

INVIVYD

Multi-sponsor industry presentation provided scientific rationale for the use of surrogate clinical markers to support the development of next-generation RBD mAb products:

- Neutralization is an accepted correlate of protection for next generation SARS-CoV-2 vaccine development
- Meta-analyses of clinical data support that neutralization potency is correlated with efficacy in prevention
- Serum titers achieved with passive administration of mAbs and active immunization with vaccines result in similar levels of protection
  - Neutralization is the driver of efficacy against symptomatic COVID-19
- Next generation mAbs could be discovered and manufactured using technologies and processes used to produce previously authorized mAbs
- Previous anti-SARS-CoV-2 mAbs have demonstrated a consistent, well tolerated safety profile
- Standardized neutralization assays and PK models could help establish protective titer thresholds

BIOTECH

STAT+

Drugmakers ask regulators to change standards on new Covid antibody drugs for most vulnerable

By Jason Mast Dec. 15, 2022 Reprints



Testing for antibody levels.

ALEXANDER ZEMLIANICHENKO/AP

Biotech executives and a handful of academics pleaded with U.S. and European regulators on Thursday to adopt new standards for approving antibody drugs against Covid, particularly for immunocompromised and other vulnerable patients.

1. https://www.ema.europa.eu/en/events/joint-ema-fda-workshop-efficacy-monoclonal-antibodies-context-rapidly-evolving-sars-cov-2-variants
2. https://www.ema.europa.eu/en/documents/agenda/agenda-joint-ema-fda-workshop-efficacy-monoclonal-antibodies-context-rapidly-evolving-sars-cov-2_en.pdf

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Cash Position:  Cash, cash equivalents and marketable securities were $419 million as of September 30, 2022 company well capitalized to develop lead candidate & additional pipeline assets *Includes vested and unvested outstanding options as of September 30, 2022; excludes treasury stock Planned cash runway into Q2 2024 Total fully diluted common shares* outstanding as of September 30, 2022: 130.4 million 8

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